EXHIBIT 10.2

               CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                  BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT

                   OMITTED PORTIONS HAVE BEEN SEPARATELY FILED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                               EXECUTION VERSION
                                 AMENDMENT NO. 2
                                       TO
                      MEDIA GATEWAY SERVICES AGREEMENT III

     THIS AMENDMENT NO 2. TO MEDIA GATEWAY SERVICES AGREEMENT III ("AMENDMENT") dated as of November 1, 2000, by and among Qwest Communications Corporation, a Delaware corporation ("QWEST"), Qwest Communications International Inc., a
Delaware corporation ("QCI") and KMC Telecom VI Inc., a Delaware corporation ("KMC").

     WHEREAS, Qwest and KMC are parties to that certain Media Gateway Services Agreement III, dated as of June 30, 2000 and as amended by Amendment No. 1, dated as of August 31, 2000 (as so amended by Amendment No. 1 or otherwise amended, modified or supplemented from time to time, the "MGS AGREEMENT") pursuant to which, among other things, KMC has agreed to provide to Qwest, and Qwest has agreed to compensate KMC for, certain services; and

     WHEREAS, the parties have agreed to amend the MGS Agreement on the following terms;

     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KMC, Qwest and QCI agree, jointly and severally, as follows:

     1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the MGS Agreement.

     2. AMENDMENT TO THE MGS AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the MGS Agreement shall be and hereby is amended as follows:

          (a) The Definitions are hereby amended to include the following:

     "QWEST COMMUNICATIONS INTERNATIONAL INC." shall mean a Delaware corporation and the ultimate parent of Qwest Communications Corporation. Except when otherwise specifically set forth in this Agreement "Qwest" shall mean Qwest Communications Corporation and Qwest Communications International Inc.

          (b)  SECTION 3 C. is  hereby  amended  by  deleting  the words  "[TEXT
     DELETED]" in the second line therein and substituting the words "[TEXT DELETED]" therefore.

          (c) SECTION 7.A is hereby amended by deleting the first two sentences and substituting the words "This Agreement shall have an initial term commencing on the Effective Date and ending fifty-one (51) months after May 1, 2001 unless earlier terminated pursuant to Section 9 b.,10, 14 or 16. Each of the MGS Circuits listed in the Implementation Schedule shall have a term that is fifty-one (51) months after the date such circuit was deemed installed in accordance with Section 3. a. hereof, but shall continue at the option of Qwest for an additional term to be specified in writing by Qwest no later than 30 days prior to the expiration of the initial term." In addition, SECTION 7 A. is hereby amended by deleting the words "forty-two (42)" in the tenth line therein and substituting the words "fifty-one (51)" therefore.

          (c) SCHEDULE 1, PARAGRAPH 4 is hereby amended by deleting the words "forty-two (42) months" in the second sentence therein and substituting the words "fifty-one (51) months" therefore.

          (d) APPENDIX A TO SCHEDULE 1, PARAGRAPH 2 is hereby amended by deleting all references to "[TEXT DELETED]" in each of the second and fourth sentences therein and substituting the words "[TEXT DELETED]" in each of the second and fourth sentences therefore.

          (e) APPENDIX A TO SCHEDULE 1 is hereby amended to add paragraph number 5 which shall state:

               "5. Qwest shall be entitled to receive a credit equal to [TEXT DELETED] of any payments or credits which KMC receives from any provider of ingress or egress trunks for the MGS Circuits. To the extent received from such provider, KMC shall credit Qwest within [TEXT DELETED] of the end of each calendar quarter during the Term. In the event any amount received by KMC from a provider of ingress or egress is required to be returned by KMC pursuant to a requirement of law or order of any court or regulatory authority ("Forfeited Amount"), KMC shall have the right to bill Qwest for [TEXT DELETED] of such Forfeited Amount, up to a maximum of the total amount previously credited to Qwest under this paragraph, and Qwest shall, within [TEXT DELETED], repay such amounts to KMC."

     3.  REPRESENTATIONS  AND  WARRANTIES.   Qwest,  QCI  and  KMC  respectively
represent and warrant as follows:

          (a)  This  Amendment  and  the  MGS  Agreement,   as  amended  hereby,
     constitute legal, valid and binding obligations of Qwest, QCI and KMC and are enforceable against such party in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, Qwest, QCI and KMC hereby reaffirm all representations and warranties made in the MGS Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this

     Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (c) As of the date hereof, and after giving effect to this Amendment, each of Qwest, QCI and KMC shall be in compliance with all the terms and provisions set forth in the MGS Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default shall have occurred and/or be continuing.

     4. REFERENCE TO AND EFFECT ON THE MGS AGREEMENT.

          (a) The MGS Agreement,  as amended  hereby,  and all other  documents, instruments and agreements executed and/or delivered in connection therewith, remains in full force and effect, and are hereby ratified and confirmed.

          (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Qwest or KMC, nor constitute a waiver of any provision of the MGS Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE MGS AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     7.   COUNTERPARTS.   This   Amendment  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

   KMC Telecom VI Inc.

   By:  /S/ WILLIAM H. STEWART
        ----------------------

   Name:  WILLIAM H. STEWART
          ------------------

   Title:  CHIEF FINANCIAL OFFICER
           -----------------------

   Qwest Communications Corporation

   By:  /S/ YASH RANA
        -------------

   Name: YASH RANA
         ---------

   Title:  ASSOCIATE GENERAL COUNSEL AND ASSISTANT SECRETARY
           -------------------------------------------------

   Qwest Communications International Inc.

   By:  /S/ YASH RANA
        -------------

   Name: YASH RANA
         ---------

   Title:  ASSOCIATE GENERAL COUNSEL AND ASSISTANT SECRETARY
           -------------------------------------------------





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